UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54946	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Upon the completion of our firmly underwritten public offering of shares of our Class A common stock, or our Public Offering, to be registered pursuant to the Securities Act of 1933, as amended, or the Securities Act, pursuant to the filing with the U.S. Securities and Exchange Commission, or the SEC, of a Registration Statement on Form S-11 (333-192610), or Registration Statement, we intend to acquire additional real estate investments from Bluerock Special Opportunity + Income Fund, LLC, or SOIF, Bluerock Special Opportunity + Income Fund II, LLC, or SOIF II, Bluerock Special Opportunity + Income Fund III, LLC, or SOIF III, and BR-NPT Springing Entity, LLC, or NPT, all of which are affiliates of Bluerock Real Estate, L.L.C., or our Sponsor. These additional real estate investments will be consummated pursuant to the terms of various contribution agreements, further described as follows:

Acquisition of North Park Towers

On March 10, 2014, we, through Bluerock Residential Holdings, L.P., or our Operating Partnership, entered into a contribution agreement, or the NPT Contribution Agreement, by and between our Operating Partnership and NPT, pursuant to which NPT agreed to sell, and our Operating Partnership agreed to acquire through its wholly owned subsidiary, BRG North Park Towers, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, or BRG North Park Towers, all of NPT’s right, title and interest in a 100% fee simple interest in a 313-unit multifamily property located in Southfield, Michigan, or the NPT Property. As consideration for the 100% fee simple interest of NPT in the NPT Property, or the NPT Consideration, our Operating Partnership will issue units of limited partnership interest in our Operating Partnership, or the OP Units, with an approximate value of $4.1 million (net of assumed mortgages), that, subsequent to the one-year anniversary after their receipt by NPT, will be redeemable for cash or exchangeable at our option for shares of our Class A common stock on a one-for-one basis, subject to certain adjustments. The NPT Consideration is subject to certain prorations and adjustments typical in a real estate transaction and is based on the value of the equity interest of NPT in the NPT Property, which equity valuation is based on an independent third party appraisal of the NPT Property. As further consideration for the 100% fee simple interest of NPT in the NPT Property, we are required to seek to have SOIF III released from a certain standard scope non-recourse carveout guaranty (and related environmental indemnity agreement) related to approximately $11.5 million of indebtedness encumbering the NPT Property, which guaranty is required by the lender to the NPT Property and generally calls for protection against losses by the lender for so-called “bad acts,” such as misrepresentations, and may include full recourse liability for more significant events such as bankruptcy.

Upon the consummation of the NPT Contribution Agreement and the purchase and sale of the NPT Property, Bluerock Property Management, LLC, our affiliate, or BPM, or one of its affiliates, shall receive a disposition fee of approximately $468,000 in connection with the sale of the NPT Property, which disposition fee will be payable in the form of OP Units, which consideration would otherwise be paid to NPT. Additionally, Bluerock Multifamily Advisor, LLC, or our Advisor, will be entitled to receive an acquisition fee of approximately $390,000 under the initial advisory agreement, which acquisition fee will be payable in the form of our Operating Partnership’s long-term incentive plan units, or LTIP Units. The OP Units and the LTIP Units will be subject to the provisions of Lock-up Agreements as further described below in Item 3.02.

The NPT Contribution Agreement contains terms, conditions, representations, warranties, covenants and indemnities that are customary and standard in the real estate industry. Pursuant to the terms of the NPT Contribution Agreement, our Operating Partnership and its direct or indirect owners or subsidiaries may be obligated to assume personal liability for certain undertakings contained in the loan documents evidencing the current indebtedness encumbering the NPT Property, as reasonably required by the lender of such indebtedness, as a condition to the lender granting its consent to the transfer of the NPT Property to BRG North Park Towers. The consummation of the NPT Contribution Agreement and the purchase and sale of the NPT Property are subject to the completion of our Public Offering, subject to an outside closing date of June 30, 2014, or the Outside Closing Date. There is no assurance that the consummation of the NPT Contribution Agreement and the purchase and sale of the NPT Property will occur, as the consummation thereof is subject to various contingencies as set forth in the NPT Contribution Agreement. Our board of directors, including all of our independent directors, has unanimously determined that terms of the NPT Contribution Agreement and the purchase of the NPT Property for the NPT Consideration are fair and reasonable to the Company.

On or before the consummation of the NPT Contribution Agreement, NPT is required to execute and deliver a Pledge Agreement pursuant to which the indemnity obligations of NPT set forth in the NPT Contribution Agreement will be secured by a pledge of NPT’s OP Units equal to 10% of the value of such OP Units at the time of issuance of the OP Units to NPT. Additionally, pursuant to the terms of the NPT Contribution Agreement, we are required to enter into a tax protection agreement with NPT, pursuant to which we will agree to indemnify NPT against adverse tax consequences to certain members of NPT until the sixth anniversary of the closing of the acquisition of the NPT Property in connection with our failure to provide NPT the opportunity to guarantee a portion of the outstanding indebtedness of our Operating Partnership during such period, or following such period, our failure to use commercially reasonable efforts to provide such opportunity. Subject to certain exceptions and limitations, such indemnification rights will terminate for NPT if it sells, exchanges or otherwise disposes of more than 50% of its OP Units (other than to the then current owners of NPT). We estimate that the amount of indebtedness we would be required to maintain for this purpose will not exceed $20 million.

As further conditions to the consummation of the NPT Contribution Agreement and the closing of the purchase and sale of the NPT Property, NPT, BPM and our Advisor shall each enter into, execute and deliver a Lock-Up Agreement and NPT shall enter into, execute and deliver a Registration Rights Agreement, all as further described in Item 3.02 below.

Acquisition of Interest in Village Green of Ann Arbor

On March 10, 2014, we also entered into a contribution agreement, or the VG Contribution Agreement, with SOIF II and SOIF III pursuant to which SOIF II and SOIF III agreed to sell, and we agreed to acquire through BRG Ann Arbor, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, all of SOIF II’s right, title and interest in and to a 58.6084% limited liability company interest, or the SOIF II VG Interest, in BR VG Ann Arbor JV Member, LLC, a Delaware limited liability company, or Ann Arbor JV Member, and all of SOIF III’s right, title and interest in and to a 38.6084% limited liability company interest, or the SOIF III VG Interest, in Ann Arbor JV Member, which is the owner and holder of a 50% limited liability company interest in Village Green of Ann Arbor Associates, LLC, a Michigan limited liability company, which is the fee simple owner of a 520-unit multifamily property located in Ann Arbor, Michigan, or the Village Green Property.

As consideration for the SOIF II VG Interest, we will issue unregistered shares of our Class A common stock with an approximate value of $4.2 million to SOIF II, and as consideration for the SOIF III VG Interest, we will issue unregistered shares of our Class A common stock with an approximate value of $2.8 million to SOIF III, or collectively, the VG Consideration. The VG Consideration is subject to certain prorations and adjustments typical in a real estate transaction and is based on the value of the indirect equity interest of SOIF II and SOIF III in the Village Green Property, which indirect equity valuation is based on an independent third party appraisal of the Village Green Property. As further consideration for the SOIF II VG Interest and the SOIF III VG Interest, collectively the VG Interests, we are required to seek to have SOIF II and SOIF III released from certain standard scope non-recourse carveout guarantees (and related environmental indemnity agreements) related to approximately $43.2 million of indebtedness encumbering the Village Green Property, which guarantees are required by the lender to the Village Green Property and generally call for protection against losses by the lender for so-called “bad acts,” such as misrepresentations, and may include full recourse liability for more significant events such as bankruptcy.

Upon the consummation of the VG Contribution Agreement and the purchase and sale of the VG Interests, the manager of SOIF II, BR SOIF II Manager, LLC, or SOIF II Manager, an affiliate of our Sponsor, will be entitled to receive a disposition fee of approximately $300,000 under the management agreement for SOIF II, which disposition fee will be payable in the form of unregistered shares of our Class A common stock, which shares of Class A common stock would otherwise be issued to SOIF II, so long as such issuance would not result in a violation of the stock ownership limits of our charter (taking into account any applicable waiver), in which event all or a portion of such disposition fee would be payable in cash to the extent necessary to avoid such violation. Further in connection with the VG Contribution Agreement and the purchase and sale of the VG Interests, the manager of SOIF III, BR SOIF III Manager, LLC, or SOIF III Manager, an affiliate of our Sponsor, will be entitled to receive a disposition fee of approximately $200,000 under the management agreement for SOIF III, which disposition fee will be payable in the form of unregistered shares of our Class A common stock, which shares of Class A common stock would otherwise be issued to SOIF III, so long as such issuance would not result in a violation of the stock ownership limits of our charter (taking into account any applicable waiver), in which event all or a portion of such disposition fee would be payable in cash to the extent necessary to avoid such violation. Additionally, our Advisor shall be entitled to receive an acquisition fee of approximately $700,000 under the initial advisory agreement, which will be payable in the form of LTIP Units. The shares of Class A common stock and the LTIP Units will be subject to the provisions of Lock-up Agreements as further described below in Item 3.02.

The VG Contribution Agreement contains terms, conditions, representations, warranties, covenants and indemnities that are customary and standard in the real estate industry. The consummation of the VG Contribution Agreement and the acquisition of the VG Interests pursuant thereto are subject to the completion of our Public Offering, subject to the Outside Closing Date. There is no assurance the consummation of the VG Contribution Agreement and the acquisition of the VG Interests will occur, as the consummation thereof is subject to various contingencies as set forth in the VG Contribution Agreement. Our board of directors, including all of our independent directors, has unanimously determined that the acquisition of the VG Interests for the VG Consideration is fair and reasonable to the Company.

On or before the consummation of the VG Contribution Agreement, SOIF II and SOIF III are each required to execute and deliver a Pledge Agreement pursuant to which the indemnity obligations of SOIF II and SOIF III set forth in the VG Contribution Agreement will be secured by a pledge of their shares of our Class A common stock equal to 10% of the value of such Class A common stock at the time of issuance to SOIF II and SOIF III.

As further conditions to the consummation of the VG Contribution Agreement and the closing of the purchase and sale of the VG Interests, SOIF II, SOIF III, SOIF II Manager, SOIF III Manager and our Advisor shall each enter into, execute and deliver a Lock-Up Agreement and a Registration Rights Agreement, all as further described in Item 3.02 below.

Acquisition of Interest in Villas at Oak Crest

On March 10, 2014, we also entered into a contribution agreement, or the Oak Crest Contribution Agreement, with SOIF II pursuant to which SOIF II agreed to sell, and we agreed to acquire through BRG Oak Crest, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, all of SOIF II’s right, title and interest in and to a 93.432% limited liability company interest, or the Oak Crest Interest, in BR Oak Crest Villas, LLC, a Delaware limited liability company, which is the owner and holder of a 71.9% limited liability company interest in Oak Crest Villas JV, LLC, a Delaware limited liability company, which is the owner and holder of 100% of the limited liability company interests in Villas Partners, LLC, a Delaware limited liability company, which is the fee simple owner of a 209-unit multifamily property located in Chattanooga, Tennessee, or the Oak Crest Property.

As consideration for the Oak Crest Interest, we will issue unregistered shares of our Class A common stock, with an approximate value of $2.9 million, to SOIF II, or the Oak Crest Consideration. The Oak Crest Consideration is subject to certain prorations and adjustments typical in a real estate transaction and is based on the value of the indirect equity interest of SOIF II in the Oak Crest Property, which indirect equity valuation is based on an independent third party appraisal of the Oak Crest Property. There are no guarantees related to the Oak Crest Property from which we are required to seek to have SOIF II released.

Upon the consummation of the Oak Crest Contribution Agreement and the purchase and sale of the Oak Crest Interest, SOIF II Manager will be entitled to receive a disposition fee of approximately $200,000 under the management agreement for SOIF II, which disposition fee will be payable in the form of unregistered shares of our Class A common stock, which shares of Class A common stock would otherwise be issued to SOIF II, so long as such issuance would not result in a violation of the stock ownership limits of our charter (taking into account any applicable waiver), in which event all or a portion of such disposition fee would be payable in cash to the extent necessary to avoid such violation. Additionally, our Advisor shall be entitled to receive an acquisition fee of approximately $300,000 under the initial advisory agreement, which acquisition fee will be payable in the form of LTIP Units. The shares of Class A common stock and the LTIP Units will be subject to the provisions of Lock-up Agreements as further described below in Item 3.02.

The Oak Crest Contribution Agreement contains terms, conditions, representations, warranties, covenants and indemnities that are customary and standard in the real estate industry. The consummation of the Oak Crest Contribution Agreement and the acquisition of the Oak Crest Interest pursuant thereto are subject to the completion of our Public Offering, subject to the Outside Closing Date. There is no assurance the consummation of the Oak Crest Contribution Agreement and the acquisition of the Oak Crest Interest will occur, as the consummation thereof is subject to various contingencies as set forth in the Oak Crest Contribution Agreement. Our board of directors, including all of our independent directors, has unanimously determined that the acquisition of the Oak Crest Interest for the Oak Crest Consideration is fair and reasonable to the Company.

On or before the consummation of the Oak Crest Contribution Agreement, SOIF II is required to execute and deliver a Pledge Agreement pursuant to which the indemnity obligations of SOIF II set forth in the Oak Crest Contribution Agreement will be secured by a pledge of SOIF II’s shares of our Class A common stock equal to 10% of the value of such Class A common stock at the time of issuance to SOIF II.

As further conditions to the consummation of the Oak Crest Contribution Agreement and the closing of the purchase and sale of the Oak Crest Interest, SOIF II, SOIF II Manager and our Advisor shall each enter into, execute and deliver a Lock-Up Agreement and SOIF II shall enter into, execute and deliver a Registration Rights Agreement, all as further described in Item 3.02 below.

Acquisition of Additional Interest in Springhouse at Newport News

On March 10, 2014, we also entered into a contribution agreement, or the Springhouse Contribution Agreement, with SOIF pursuant to which SOIF agreed to sell, and we agreed to acquire through BEMT Springhouse, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, all of SOIF’s right, title and interest in and to a 49% limited liability company interest, or the Springhouse Interest, in BR Springhouse Managing Member, LLC, a Delaware limited liability company, which is the owner and holder of a 75% limited liability company interest in BR Hawthorne Springhouse JV, LLC, a Delaware limited liability company, which is the sole owner and holder of 100% of the limited liability company interests in BR Springhouse, LLC, a Delaware limited liability company, which is the fee simple owner of a 432-unit multifamily property located in Newport News, Virginia, or the Springhouse Property, in which we currently own a 38.25% indirect equity interest.

We will purchase the Springhouse Interest from SOIF in exchange for approximately $3.5 million, or the Springhouse Consideration, which will be payable in cash to SOIF. The Springhouse Consideration is subject to certain prorations and adjustments typical in a real estate transaction and is based on the value of the indirect equity interest of SOIF in the Springhouse Property, which indirect equity valuation is based on an independent third party appraisal of the Springhouse Property. There are no guarantees related to the Springhouse Property from which we are required to seek to have SOIF released.

Upon the consummation of the Springhouse Contribution Agreement and the purchase and sale of the Springhouse Interest, our Sponsor or one of its affiliates will be entitled to receive a disposition fee of approximately $350,000 under the management agreement for SOIF, which disposition fee will be payable in cash and will be deducted from the Springhouse Consideration to be paid to SOIF. Additionally, our Advisor shall be entitled to receive an acquisition fee of approximately $300,000 under the initial advisory agreement, which acquisition fee will be payable in the form of LTIP Units. The LTIP Units will be subject to the provisions of a Lock-up Agreement as further described below in Item 3.02.

The Springhouse Contribution Agreement contains terms, conditions, representations, warranties, covenants and indemnities that are customary and standard in the real estate industry. The consummation of the Springhouse Contribution Agreement and the acquisition of the Springhouse Interest pursuant thereto are subject to the completion of our Public Offering, subject to the Outside Closing Date. There is no assurance that the consummation of the Springhouse Contribution Agreement and the acquisition of the Springhouse Interest will occur, as the consummation thereof is subject to various contingencies as set forth in the Springhouse Contribution Agreement. Our board of directors, including all of our independent directors, has unanimously determined that the acquisition of the Springhouse Interest for the Springhouse Consideration is fair and reasonable to the Company.

On or before the consummation of the Springhouse Contribution Agreement, SOIF is required to execute and deliver a Pledge Agreement pursuant to which the indemnity obligations of SOIF set forth in the Springhouse Contribution Agreement will be secured by a pledge of 10% of the Springhouse Consideration.

As a further condition to the consummation of the Springhouse Contribution Agreement and the closing of the purchase and sale of the Springhouse Interest, our Advisor shall enter into, execute and deliver a Lock-Up Agreement, all as further described in Item 3.02 below.

Acquisition of Interest in Grove at Waterford

On March 10, 2014, we also entered into a Contribution Agreement, or the Waterford Contribution Agreement, with SOIF and SOIF II, both of which are affiliates of our Sponsor, pursuant to which SOIF and SOIF II agreed to sell, and we agreed to acquire through BRG Waterford, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, all of SOIF’s right, title and interest in and to a 10% limited liability company interest, or the SOIF Waterford Interest, in BR Waterford JV Member, LLC, a Delaware limited liability company, or Waterford JV Member, and all of SOIF II’s right, title and interest in and to a 90% limited liability company interest, or the SOIF II Waterford Interest, in Waterford JV Member, which is the owner and holder of a 60% limited liability company interest in Bell BR Waterford Crossing JV, LLC, a Delaware limited liability company, which is the fee simple owner of a 252-unit multifamily property located in Hendersonville, Tennessee, or the Waterford Property.

As consideration for the SOIF Waterford Interest, we will pay approximately $600,000 in cash to SOIF, and as consideration for the SOIF II Waterford Interest, we will issue unregistered shares of our Class A common stock with an approximate value of $5.2 million to SOIF II, collectively, the Waterford Consideration. The Waterford Consideration is subject to certain prorations and adjustments typical in a real estate transaction and is based on the value of the indirect equity interest of SOIF and SOIF II in the Waterford Property, which indirect equity valuation is based on an independent third party appraisal of the Waterford Property. As further consideration for the SOIF Waterford Interest and the SOIF II Waterrford Interest, collectively the Waterford Interests, we are required to seek to have SOIF and SOIF II released from certain standard scope non-recourse carveout guarantees (and related environmental indemnity agreements) related to approximately $20.1 million of indebtedness encumbering the Waterford Property, which guarantees are required by the lender to the Waterford Property and generally call for protection against losses by the lender for so-called “bad acts,” such as misrepresentations, and may include full recourse liability for more significant events such as bankruptcy.

Upon the consummation of the Waterford Contribution Agreement and the purchase and sale of the Waterford Interests, SOIF II Manager will be entitled to receive a disposition fee of approximately $300,000 under the management agreement for Fund II, which disposition fee will be payable in the form of unregistered shares of our Class A common stock, which shares of Class A common stock would otherwise be issued to SOIF II, so long as such issuance would not result in a violation of the stock ownership limits of our charter (taking into account any applicable waiver), in which event all or a portion of such disposition fee would be payable in cash to the extent necessary to avoid such violation. Further in connection with the Waterford Contribution Agreement and the purchase and sale of the Waterford Interests, our Sponsor will be entitled to receive a disposition fee of approximately $50,000 under the management agreement for SOIF, which disposition fee will be payable in cash and deducted from the amount payable by us to SOIF. Additionally, our Advisor shall be entitled to receive an acquisition fee of approximately $450,000 under the initial advisory agreement, which acquisition fee will be payable in the form of LTIP Units. The unregistered shares of Class A common stock and the LTIP Units will be subject to the provisions of Lock-up Agreements as further described below in Item 3.02.

The Waterford Contribution Agreement contains terms, conditions, representations, warranties, covenants and indemnities that are customary and standard in the real estate industry. The consummation of the Waterford Contribution Agreement and the acquisition of the Waterford Interests pursuant thereto are subject to the completion of our Public Offering, subject to the Outside Closing Date. There is no assurance that the consummation of the Waterford Contribution Agreement and the acquisition of the Waterford Interests will occur, as the consummation thereof is subject to various contingencies as set forth in the Waterford Contribution Agreement. Our board of directors, including all of our independent directors, has unanimously determined that the acquisition of the Waterford Interests for the Waterford Consideration is fair and reasonable to the Company.

On or before the consummation of the Waterford Contribution Agreement, SOIF II is required to execute and deliver a Pledge Agreement pursuant to which the indemnity obligations of SOIF II set forth in the Waterford Contribution Agreement will be secured by a pledge of SOIF II’s shares of our Class A common stock equal to 10% of the value of such Class A common stock at the time of issuance to SOIF II.

As further conditions to the consummation of the Waterford Contribution Agreement, SOIF II and SOIF II Manager shall each enter into, execute and deliver a Lock-Up Agreement and SOIF II shall enter into, execute and deliver a Registration Rights Agreement, all as further described in Item 3.02 below.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the terms of the contribution agreements described in Item 1.01 above, or the Contribution Agreements, we intend to issue unregistered shares of our Class A common stock, and our Operating Partnership intends to issue OP Units, which will be convertible to shares of our Class A common stock, and LTIP Units, which may be convertible to OP Units and subsequently to shares of our Class A common stock, subject to certain restrictions and limitations, to SOIF II, SOIF III, NPT, BPM, SOIF II Manager, SOIF III Manager and our Advisor, as applicable. Our Class A common stock will be authorized upon the filing of our Second Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation on or before the closing of our Public Offering. Similarly, the OP Units and the LTIP Units will be authorized pursuant to the terms and provisions of our Operating Partnership’s Second Amended and Restated Limited Partnership Agreement, or the Partnership Agreement, which our Operating Partnership intends to enter into on or before the closing of our Public Offering.

Issuance of Unregistered Shares of Our Class A Common Stock

In conjunction with the consummation of the VG Contribution Agreement as described in Item 1.01 above, we intend to issue a to-be-determined number of unregistered shares of our Class A common stock to SOIF II, SOIF III, SOIF II Manager and SOIF III Manager.

In conjunction with the consummation of the Oak Crest Contribution Agreement as further described in Item 1.01 above, we intend to issue a to-be-determined number of unregistered shares of our Class A common stock to SOIF II and SOIF II Manager.

In conjunction with the consummation of the Waterford Contribution Agreement as further described in Item 1.01 above, we intend to issue a to-be-determined number of unregistered shares of our Class A common stock to SOIF II and SOIF II Manager.

The final number of unregistered shares of our Class A common stock issued will depend on final pricing of shares of our Class A common stock under the Public Offering.

SOIF II, SOIF III, SOIF II Manager and SOIF III Manager each have a substantive, pre-existing relationship with our company and are each an “accredited investor” as defined in Regulation D promulgated under the Securities Act, or Regulation D. Each issuance of such shares of Class A common stock to SOIF II, SOIF III, SOIF II Manager and SOIF III Manager will be effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D. The unregistered shares of Class A common stock described above will be subject to the provisions of Lock-up Agreements as further described below.

Issuance of OP Units by Our Operating Partnership

In conjunction with the consummation of the NPT Contribution Agreement as described in Item 1.01 above, our Operating Partnership intends to issue a to-be-determined number of OP Units to NPT and BPM. The final number of OP Units issued will depend on final pricing of shares of our Class A common stock under the Public Offering.

NPT and BPM each have a substantive, pre-existing relationship with our company and are each an “accredited investor” as defined in Regulation D. The issuance of such OP Units will be effected in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D. The OP Units will be subject to the provisions of Lock-up Agreements as further described below.

Pursuant to the Partnership Agreement, any holders of OP Units, other than us or our subsidiaries, will receive redemption rights, which will enable them to cause our Operating Partnership to redeem their OP Units in exchange for cash or, at our option, shares of our Class A common stock. The cash redemption amount per share of Class A common stock will be based on the market price of our Class A common stock at the time of redemption, multiplied by the conversion ratio set forth in the Partnership Agreement. Alternatively, we may elect to purchase the OP Units by issuing shares of our Class A common stock for OP Units, based on the conversion ratio set forth in the Partnership Agreement.

The conversion ratio is initially one to one, but is adjusted based on certain events including: (i) a distribution in shares of our Class A common stock to holders of our outstanding Class A common stock, (ii) a subdivision of our outstanding Class A common stock, or (iii) a reverse split of our outstanding shares of Class A common stock into a smaller number of shares. Notwithstanding the foregoing, and subject to our right to waive certain of the following restrictions in our sole and absolute discretion, a limited partner will not be entitled to exercise its redemption rights if the delivery of shares of our Class A common stock to the redeeming limited partner would:

•	result in any person owning, directly or indirectly, shares of our common stock in excess of the stock ownership limit in our charter, as amended from time to time;

•	result in our common stock being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution);

•	result in our being “closely held” within the meaning of Section 856(h) of the Code;

•	cause us to own, actually or constructively, 10% or more of the ownership interests in a tenant (other than a taxable REIT subsidiary) of our, the Operating Partnership’s or a subsidiary partnership’s real property, within the meaning of Section 856(d)(2)(B) of the Code;

•	cause us to fail to qualify as a REIT under the Code; or

•	cause the acquisition of our Class A common stock by such redeeming limited partner to be “integrated” with any other distribution of common stock for purposes of complying with the registration provisions of the Securities Act.

Subject to the foregoing, limited partners of our Operating Partnership holding OP Units may exercise their redemption rights at any time after one year following the date of issuance of their OP Units. However, a limited partner may not deliver more than two notices of redemption during each calendar year (subject to the terms of any agreement between us, as general partner, and a limited partner) and may not exercise its redemption right for less than 1,000 OP Units, unless such limited partner holds less than 1,000 OP Units, in which case, it must exercise its redemption right for all of its OP Units. We do not expect to issue any shares of our Class A common stock offered hereby to limited partners of the Operating Partnership in exchange for their OP Units if they elect to redeem their OP Units. Rather, in the event a limited partner of our Operating Partnership exercises its redemption rights, and we elect to redeem the OP Units by the issuance of shares of our Class A common stock, we expect to issue unregistered shares, or shares that shall have been registered after completion of our Public Offering in connection with any such redemption transaction.

Issuance of LTIP Units by Our Operating Partnership

As described in Item 1.01 above, our Operating Partnership intends to issue LTIP Units to our Advisor in conjunction with the consummation of the Contribution Agreements. The final number of LTIP Units issued will depend on final pricing of shares of our Class A common stock under the Public Offering.

Our Advisor has a substantive, pre-existing relationship with our company and is an “accredited investor” as defined in Regulation D. The issuance of such LTIP units to our Advisor will be effected in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D. The LTIP Units will be subject to the provisions of Lock-up Agreements as further described below.

In general, LTIP Units will receive the same per-unit distributions as the OP Units. Initially, each LTIP Unit will have a capital account balance of zero and, therefore, will not have full parity with OP Units with respect to liquidating distributions. However, the Partnership Agreement provides that “book gain,” or economic appreciation, in our assets realized by our Operating Partnership as a result of the actual sale of all or substantially all of our Operating Partnership’s assets or the revaluation of our Operating Partnership’s assets as provided by applicable U.S. Department of Treasury regulations, or Treasury Regulations, will be allocated first to the holders of LTIP Units until the capital account per LTIP Unit is equal to the average capital account per-unit of the general partner’s OP Units in our Operating Partnership.

Our Partnership Agreement provides that our Operating Partnership’s assets will be revalued upon the occurrence of certain events, specifically additional capital contributions by us or other partners, the redemption of a partnership interest, a liquidation (as defined in the Treasury Regulations) of our Operating Partnership or the issuance of a partnership interest (including LTIP Units) to a new or existing partner as consideration for the provision of services to, or for the benefit of, our Operating Partnership.

Upon equalization of the capital accounts of the holders of LTIP Units with the average per-unit capital account of the general partner’s OP Units, the LTIP Units will achieve full parity with OP Units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units. If a sale or revaluation of assets occurs at a time when our Operating Partnership’s assets have appreciated sufficiently since the last revaluation, the LTIP Units would achieve full parity with the OP Units upon such sale or revaluation. In the absence of sufficient appreciation in the value of our Operating Partnership’s assets at the time of a sale or revaluation, full parity would not be reached.

Consequently, an LTIP Unit may never become convertible because the value of our Operating Partnership’s assets has not appreciated sufficiently between revaluations to equalize capital accounts. Until and unless parity is reached, the value for a given number of vested LTIP Units will be less than the value of an equal number of our shares of Class A common stock.

Registration Rights Agreements

In connection with the completion of our Public Offering, we will enter into a registration rights agreement with SOIF II and SOIF III and their respective managers, pursuant to which, subject to certain limitations set forth therein, (1) commencing six months after the date of the Public Offering and upon the one-time demand of such entities, we will be obligated to file a registration statement for the resale of up to 50%, but not less than 20%, of the shares of Class A common stock held by SOIF II, SOIF III and their managers as a result of the contribution transactions described above in Item 1.01, and (2) commencing not later than nine months after the date of our Public Offering, we will be obligated to file a registration statement for the resale of any remaining shares held by SOIF II, SOIF III and their managers. Additionally, beginning six months after the date of our Public Offering and only in the event that a shelf registration statement with respect to such securities is not on file and effective, SOIF II, SOIF III and their managers will also have piggyback registration rights to participate as selling stockholders in any follow-on public offering of at least $30 million, subject to customary underwriter cutbacks and conditions. We will agree to pay all of the expenses relating to such securities registrations.

In connection with the completion of our Public Offering, we will also enter into a registration rights agreement with NPT, pursuant to which, subject to certain limitations set forth therein, commencing not later than one year after the date of our Public Offering, we will be obligated to file a shelf registration statement for the resale of our Class A common stock into which the OP Units held by NPT, as a result of the consummation of the NPT Contribution Agreement, are redeemable. Additionally, NPT will also have piggyback registration rights to participate as a selling stockholder in any follow-on public offering of at least $30 million, subject to customary underwriters cutbacks and conditions if we fail to file or maintain the effectiveness of the shelf registration statement. We will agree to pay all of the expenses relating to such securities registrations.

In accordance with the terms of the Partnership Agreement, holders of OP Units issued upon conversion of LTIP Units, which include our Advisor, will have certain registration rights covering the resale of our shares of Class A common stock issued or issuable, at our option, in exchange for OP Units. We will agree to pay all of the expenses relating to such securities registrations. After registration of the shares of Class A common stock underlying the OP Units pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act.

Lock-up Agreements

Pursuant to the terms of the Contribution Agreements, which we have entered into in conjunction with our Public Offering, as further described in Item 1.01 above, in addition to the limits placed on the sale of our Class A common stock by operation of Rule 144 and other provisions of the Securities Act, NPT, BPM, SOIF II, SOIF II Manager, SOIF III, SOIF III Manager and our Advisor are each required to deliver a Lock-up Agreement to our Operating Partnership agreeing, subject to certain limited exceptions, not to sell or otherwise transfer or encumber, or file with the SEC a registration statement under the Securities Act relating to, any shares of our Class A common stock or securities convertible into or exchangeable or exercisable for shares of our Class A common stock owned by them upon the completion of our Public Offering or thereafter acquired by them for a period of 180 days after the date of the prospectus contained in the Registration Statement for our Public Offering, or the Lock-up Period, without the prior consent of the underwriters for the Public Offering, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing. The Lock-up Period shall be subject to extension in certain circumstances unless such extension is waived by the underwriters of the Public Offering.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	Contribution Agreement by and between BR-NPT Springing Entity, LLC and Bluerock Residential Holdings, L.P., dated effective as of March 10, 2014, incorporated by reference to Exhibit 10.91 to Pre-Effective Amendment No. 3 to the registrant’s Registration Statement on Form S-11 (No. 333-192610)

10.2	Contribution Agreement by and among Bluerock Special Opportunity + Income Fund II, LLC, Bluerock Special Opportunity + Income Fund III, LLC, and the registrant, dated effective as of March 10, 2014, incorporated by reference to Exhibit 10.92 to Pre-Effective Amendment No. 4 to the registrant’s Registration Statement on Form S-11 (No. 333-192610)

10.3	Contribution Agreement by and between Bluerock Special Opportunity + Income Fund II, LLC and the registrant, dated effective as of March 10, 2014, incorporated by reference to Exhibit 10.93 to Pre-Effective Amendment No. 4 to the registrant’s Registration Statement on Form S-11 (No. 333-192610)

10.4	Contribution Agreement by and among Bluerock Special Opportunity + Income Fund, LLC, Bluerock Special Opportunity + Income Fund II, LLC and the registrant, dated effective as of March 10, 2014, incorporated by reference to Exhibit 10.94 to Pre-Effective Amendment No. 4 to the registrant’s Registration Statement on Form S-11 (No. 333-192610)

10.5	Contribution Agreement by and between Bluerock Special Opportunity + Income Fund, LLC and the registrant, dated effective as of March 10, 2014, incorporated by reference to Exhibit 10.95 to Pre-Effective Amendment No. 4 to the registrant’s Registration Statement on Form S-11 (No. 333-192610)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: March 14, 2014	By:	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and President